UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2005

INVITROGEN CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-25317	33-0373077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Faraday Avenue, Carlsbad, California

(Address of principal executive offices) (Zip Code)

(760) 603-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01. OTHER EVENTS.

On June 14, 2005 Invitrogen Corporation (the “Company”) issued a press release regarding the pricing of its offering of $325 million aggregate principal amount of 3.25% Convertible Senior Notes due 2025 plus a 13-day option to purchase up to an additional $25 million aggregate principal amount of the notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Attached as Exhibit 99.1 is the press release of the Company regarding the offering of its 3.25% Convertible Senior Notes. Exhibit 99.1 is incorporated by reference under this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit	Description
99.1	Invitrogen Corporation press release dated June 14, 2005 regarding the pricing of its offering of 3.25% Convertible Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invitrogen Corporation

Date: June 15, 2005	By:	/s/ John A. Cottingham
John A. Cottingham
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Invitrogen Corporation press release dated June 14, 2005 regarding the pricing of its offering of 3.25% Convertible Senior Notes.